Mercantile
Bank Corporation

CONFERENCE CALL AND WEBCAST PRESENTATION

FIRST QUARTER 2021

Forward-Looking Statements

Mercantile Bank Corporation

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; our participation in the Paycheck Protection Program administered by the Small Business Administration; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including the significant disruption to financial market and other economic activity caused by the outbreak and continuance of the COVID-19 Pandemic; and other factors, including risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Mercantile Bank

A commitment to excellence

Mercantile Bank Corporation

- A transformational merger of equals in 2014
- A history of solid organic loan growth
- Strong asset quality
- Performance built on a culture dedicated to mutually beneficial relationships with customers and communities, cultivated and executed by a talented, experienced staff
- Long standing focus on development of technology through our digital strategy
- Significant core deposit growth
- Effective and efficient operations



Fairview
St. Helen
Rose City
West Branch
Cadillac
Clare
Midland
Remus
Mt. Pleasant
Canadian Lakes
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Lansing
Hastings
Troy
Kalamazoo
Paw Paw
Portage
Mortgage loan office opened in Cincinnati, OH during Fourth Quarter 2020.

- Alma Market (6 Locations)
- Cadillac Market (2 Locations)
- Grand Rapids Market (12 Locations)
- Kalamazoo Market (4 Locations)
- Lansing Market (2 Locations)
- Mt. Pleasant Market (11 Locations)
- Ohio Market (1 Location)
- Troy Market (1 Location)
- West Branch Market (5 Locations)

Strategic Initiatives

Mercantile Bank Corporation

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth utilizing knowledgeable staff along with digital products and services
  - Southeast, MI
  - Midland, MI
  - Cincinnati, OH
- Capitalize on merger disruptions
- Solidify new relationships built through the PPP

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services

PEOPLE & CULTURE

- Recruit and retain top talent
- Develop emerging leaders
- Expand Diversity, Equity & Inclusion
- Formalize and communicate all Environmental, Social and Governance (ESG) efforts
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Support customers during times of economic uncertainty
- Optimize "work from home/work from office" structure
- Evolve branches into relationship centers
- Retain financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes

Forward Progress

Mercantile Bank Corporation

DIVERSITY EQUITY & INCLUSION

- Providing access to enriching learning & growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Active Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Board-approved enhancements to the Bank's DEI Policy and Supplier Diversity Program.

CORPORATE SOCIAL RESPONSIBILITY

- Main office expansion in 2019 with prioritization of energy efficiencies, including low-flow devices, LED lighting and efficient HVAC system enabling energy costs to be maintained while increasing square footage by one-third.
- Dedicated 249 hours to HR HireReach program, a West Michigan initiative which uses an evidence-based selection process to make better hiring decisions.
- Supporting the Bank's customers and the community through Round Two of the Payment Protection Program (PPP) process.
- Provided over $150 million in community development lending and over $670,000 in grants toward affordable housing, home improvements and down payment assistance in 2020.
- Donation of over $812,000 in support of non-profit organizations within our communities in 2020.

ENVIRONMENTAL, SOCIAL, GOVERNANCE

- Formation of an ESG Committee and issuance of the Bank's first Corporate Social Responsibility Report.
- Branch merger and optimization with more effective facilities in the same markets and the opening of locations in two new markets.
- Continued development of strong community partnerships and volunteer involvement.
- Rated as Outstanding by the FDIC in our Community Reinvestment Act (CRA) examinations for the last four consecutive exam cycles covering a twelve-year period.
- Ongoing risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison



2020 Apps
2021 Apps
1200
1000
800
600
400
200
0
APPLICATIONS
January
February
March
April
May
June
July
August
September
October
November
December

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation



2021 Volume
2020 Volume
2021 Units
2020 Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Product Offerings

Mercantile Bank Corporation

Best In Class

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Credit Card Rewards	✓	✓	✓	✓	✓

Strong Credit Administration

Mercantile Bank Corporation

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit administration practices has been an integral part of that work. Loan portfolio metrics have remained very strong over the past several years, reflecting the performance of the Bank's customers.

Mercantile remains in close contact with its customers to monitor the impact of COVID-19 on their status and financial condition. Federal government stimulus through the PPP has helped to mitigate some of our clients' challenges during the pandemic.

COVID-19 Activities & Timeline

Mercantile Bank Corporation

JANUARY 2020

- Monitoring initial reports of COVID-19

FEBRUARY 2020

- Pandemic plan activated to ensure the health and safety of our employees and customers

MARCH 2020

- Branches open by appointment only (3/18)
- Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers (3/18)
- 75-80% of staff working remotely from home (3/23)
- All lobbies closed (3/25)
- CARES Act signed into law (3/27)

APRIL & MAY 2020

- Significant portion of staff fully immersed in PPP processing and submission
- PPP applications approved by SBA and funded
- PPP focus now shifts to the planning and implementation of the forgiveness phase
- Planning for the State's re-opening

JUNE 2020

- Phased return of employees to the workplace
- Re-opening of lobbies by appointment only (6/1)
- Lobbies re-opened to customers (6/26)

AUGUST 2020

- PPP forgiveness submissions begin (8/31)

SEPTEMBER 2020

- 25% reduction of in-person employee attendance in densely occupied offices

NOVEMBER 2020

- All lobbies closed
- 75-80% of staff working remotely from home

JANUARY 2021

- Preparations begin for a new round of PPP funding

FEBRUARY 2021

- Phased reopening of lobbies (2/1)
- 25% of staff returned to in-office work (2/16)

MARCH 2021

- 50% of staff returned to in-office work (3/1)
- Reduced staff working in offices to 25% in response to the latest surge (3/30)

APRIL 2021

- While branches remain open, moved to 100% remote for all other departments (4/12)

Payment Relief Assistance

Currently Outstanding

Mercantile Bank Corporation

COMMERCIAL LOANS
Payment Deferrals

# Total	$ Total
2	$1,800,000

MORTGAGE LOANS
Payment Deferrals

# Total	$ Total
10	$800,000

Paycheck Protection Program (PPP) *(As of 3/31/21)*

Mercantile Bank Corporation

	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(1,590)	($301,600,000)	581	$251,500,000
PPP Round Two	1,082	$203,100,000	0	$0	1,082	$203,100,000
Totals	**3,253**	**$756,200,000**	**(1,590)**	**($301,600,000)**	**1,663**	**$454,600,000**

	PPP ROUND ONE		PPP ROUND TWO	
NET FEE INCOME ACCRETION				
2nd Quarter 2020	$	2,700,000	$	0
3rd Quarter 2020	$	3,000,000	$	0
4th Quarter 2020	$	5,400,000	$	0
1st Quarter 2021	$	2,400,000	$	400,000
Remaining as of March 31, 2021	$	1,400,000	$	6,800,000

COVID-19 Impacted Industries

Industry	March 31, 2021	% of Total Commercial Loans
Nursing & Assisted Living	$121,000,000	4.8%
Hotels / Motels / Lodging	$102,000,000	4.1%
Restaurants#	$82,000,000	3.3%
Movie Theaters / Entertainment	$74,000,000	2.9%

** Excludes PPP loans*

 # Significant portion are loans to fast food franchises

Core Commercial Loan Growth

Mercantile Bank Corporation

	12/31/20	3/31/21	CHANGE
Core Loans	$ 2,429,000,000	$ 2,512,000,000	$ +83,000,000
PPP Loans	$ 365,000,000	$ 455,000,000	$ +90,000,000
Total	**$ 2,794,000,000**	**$ 2,967,000,000**	**$ +173,000,000**

14% Growth Rate Annualized

Commercial Loan Portfolio Composition

Mercantile Bank Corporation


Loan Type
5%
31%
44%
18%
2%
Commercial & Industrial
Commercial Vacant Land Land Development & Residential Construction
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
Commercial Real Estate - Multi-Family & Residential Rental

Commercial Credit Exposure

Mercantile Bank Corporation

Credit risk profile by internal credit risk grades:

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$944,884,000	$22,757,000	$310,071,000	$401,697,000	$91,487,000
Grades 5-7	$331,588,000	$35,872,000	$206,249,000	$530,325,000	$55,540,000
Grades 8-9	$8,035,000	$109,000	$28,022,000	$312,000	$267,000
Total Commercial	$1,284,507,000	$58,738,000	$544,342,000	$932,334,000	$147,294,000
% of Total Commercial Loans as of March 31, 2021	44%	2%	18%	31%	5%

Past Due Loans*

Mercantile Bank Corporation

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial:								
Commercial & Industrial	$	593,000	0	169,000	762,000	1,283,745,000	1,284,507,000	0
Vacant Land, Land Development, Residential Construction	$	0	0	0	0	58,738,000	58,738,000	0
Real Estate – Owner Occupied	$	0	137,000	283,000	420,000	543,922,000	544,342,000	0
Real Estate – Non-Owner Occupied	$	0	0	0	0	932,334,000	932,334,000	0
Real Estate – Multi-Family & Residential Rental	$	0	0	0	0	147,294,000	147,294,000	0
Total Commercial	**$**	**593,000**	**137,000**	**452,000**	**1,182,000**	**2,966,033,000**	**2,967,215,000**	**0**
Retail:								
Home Equity & Other	$	112,000	0	45,000	157,000	59,154,000	59,311,000	0
1 – 4 Family Mortgages	$	565,000	1,000	213,000	779,000	337,065,000	337,844,000	0
Total Retail	**$**	**677,000**	**1,000**	**258,000**	**936,000**	**396,219,000**	**397,155,000**	**0**
Total Past Due Loans	**$**	**1,270,000**	**138,000**	**710,000**	**2,118,000**	**3,362,252,000**	**3,364,370,000**	**0**

** As of March 31, 2021. Excludes current non-accrual loans.*

Past Due Loans

Mercantile Bank Corporation



30-89 Days
90 Days & Over
Total
Over 89 Days & Accruing
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
9/30/19
12/31/19
3/31/20
6/30/20
9/30/2020
12/31/2020
3/31/2021

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

	Three Months Ended		Three Months Ended	
	March 31, 2021		March 31, 2020	
Net Income:	$	14,239,000	$	10,673,000
Basic earnings per share	$	0.87	$	0.65
Diluted earnings per share	$	0.87	$	0.65
Average basic shares outstanding		16,283,044		16,350,281
Average diluted shares outstanding		16,283,490		16,351,559

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
INTEREST INCOME		
Loans, including fees	$ 32,985,000	$ 33,442,000
Investment securities	1,632,000	4,017,000
Other interest-earning assets	168,000	475,000
Total interest income	34,785,000	37,934,000
INTEREST EXPENSE		
Deposits	2,717,000	4,641,000
Short-term borrowings	36,000	40,000
Federal Home Loan Bank advances	2,027,000	2,212,000
Other borrowed money	472,000	724,000
Total interest expense	5,252,000	7,617,000
Net interest income	29,533,000	30,317,000
Provision for loan losses	300,000	750,000
Net interest income after provision for loan losses	$ 29,233,000	$ 29,567,000

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
NONINTEREST INCOME		
Service charges on accounts	$ 1,155,000	$ 1,222,000
Mortgage banking income	8,800,000	2,627,000
Credit and debit card income	1,678,000	1,361,000
Payroll services	557,000	577,000
Earnings on bank owned life insurance	277,000	336,000
Interest rate swap income	653,000	0
Other income	343,000	427,000
Total noninterest income	$ 13,463,000	$ 6,550,000

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
NONINTEREST EXPENSE		
Salaries and benefits	$ 15,086,000	$ 13,528,000
Occupancy	2,014,000	2,059,000
Furniture and equipment	889,000	778,000
Data processing costs	2,617,000	2,483,000
Other expense	4,511,000	4,092,000
Total noninterest expense	25,117,000	22,940,000
Income before federal income tax expense	17,579,000	13,177,000
Federal income tax expense	3,340,000	2,504,000
Net Income	$ 14,239,000	$ 10,673,000

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

	Quarterly				
	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	4.03%	4.34%	4.03%	4.18%	4.69%
Yield on securities	1.61%	1.69%	2.26%	3.37%	4.73%
Yield on other interest-earning assets	0.11%	0.12%	0.12%	0.15%	1.22%
Yield on total earning assets	3.26%	3.55%	3.45%	3.85%	4.54%
Yield on total assets	3.09%	3.35%	3.25%	3.62%	4.23%
Cost of deposits	0.31%	0.37%	0.41%	0.48%	0.70%
Cost of borrowed funds	1.78%	1.75%	1.78%	1.91%	2.31%
Cost of interest-bearing liabilities	0.82%	0.91%	0.99%	1.11%	1.36%
Cost of funds *(total earning assets)*	0.49%	0.55%	0.59%	0.68%	0.91%
Cost of funds *(total assets)*	0.47%	0.51%	0.56%	0.64%	0.85%
Net interest margin *(fully tax-equivalent)*	2.77%	3.00%	2.86%	3.17%	3.63%

Consolidated Financial Highlights

Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	245,200	218,904	237,195	275,486	132,859
Purchase mortgage loans originated	$	81,529	99,490	93,068	58,015	46,538
Refinance mortgage loans originated	$	163,671	119,414	144,127	217,471	86,321
Mortgage loans originated with intent to sell	$	195,655	159,942	191,318	225,665	95,327
Income on sale of mortgage loans	$	9,182	9,476	10,199	7,760	2,086

Consolidated Financial Highlights

Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr
ASSET QUALITY						
Gross loan charge-offs	$	53	340	124	335	40
Recoveries	$	481	234	250	153	229
Net loan charge-offs (recoveries)	$	(428)	106	(126)	182	(189)
Net loan charge-offs to average loans		(0.05%)	0.01%	(0.02%)	0.02%	(0.03%)
Provision for loan losses	$	300	2,500	3,200	7,600	750
Allowance for loan losses	$	38,695	37,967	35,572	32,246	24,828
Allowance to loans		1.15%	1.19%	1.07%	0.98%	0.86%
Allowance to loans excluding PPP loans		1.33%	1.33%	1.27%	1.16%	0.86%
Nonperforming loans	$	2,793	3,384	4,141	3,212	3,469
Other real estate/repossessed assets	$	374	701	512	198	271
Nonperforming loans to total loans		0.08%	0.11%	0.12%	0.10%	0.12%
Nonperforming assets to total assets		0.07%	0.09%	0.11%	0.08%	0.10%

Consolidated Financial Highlights

Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	4,085	4,653	3,410	3,740	2,736
Additions	$	116	972	1,615	220	1,313
Return to performing status	$	(115)	0	(72)	(26)	(7)
Principal payments	$	(559)	(1,064)	(249)	(278)	(110)
Sale proceeds	$	(77)	(245)	0	(49)	(192)
Loan charge-offs	$	(33)	(231)	(51)	(173)	0
Valuation write-downs	$	(250)	0	0	(24)	0
Ending balance	$	3,167	4,085	4,653	3,410	3,740

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr
CAPITAL						
Tangible equity to tangible assets		8.36%	8.89%	8.69%	8.74%	10.14%
Tier 1 leverage capital ratio		9.67%	9.77%	9.80%	10.21%	11.47%
Common equity risk-based capital ratio		11.11%	11.34%	11.37%	11.34%	10.92%
Tier 1 risk-based capital ratio		12.41%	12.68%	12.74%	12.74%	12.28%
Total risk-based capital ratio		13.51%	13.80%	13.82%	13.73%	13.03%
Tier 1 capital	$	437,567	430,146	420,225	412,526	406,445
Tier 1 plus tier 2 capital	$	476,462	468,113	455,797	444,772	431,273
Total risk-weighted assets	$	3,526,161	3,391,563	3,298,047	3,238,444	3,309,336
Book value per common share	$	27.21	27.04	26.59	26.20	25.82
Tangible book value per common share	$	24.02	23.86	23.37	22.96	22.55
Cash dividend per common share	$	0.29	0.28	0.28	0.28	0.28

2021 Forecast Considerations

Mercantile Bank Corporation

NET INTEREST INCOME	PROVISION EXPENSE	FEE INCOME	OVERHEAD EXPENSE
• PPP New Loan Volume • PPP Loan Forgiveness • Asset Quality • New Loan Relationship Opportunities • Excess Liquidity	• Net Core Loan Growth • Loan Risk Rating Changes • Reserve Economic Forecast and Environmental Allocation Changes	• Mortgage Production Volumes • Card Interchange Income • Treasury Management Opportunities	• Operating Efficiency Opportunities

Mercantile
Bank Corporation

THANK YOU FOR YOUR INTEREST IN OUR COMPANY

NASDAQ Global Select Market Symbol: MBWM
310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com